7. SHORT-TERM NET INVESTMENT IN SALES-TYPE LEASES (Tables)	6 Months Ended
Jun. 30, 2015
Notes to Financial Statements
Components of the short-term net investment
	June 30	December 31,
	2015	2014
	(unaudited)

Minimum lease payments receivable	$34,946	$58,976
Less: Allowance for doubtful accounts	(349)	(590)
Net minimum lease payments receivable	34,597	58,386
Less: unearned interest income	(661)	(1,411)

Short-term net investment in sales-type leases	$33,936	$56,975